UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report:  March 1, 2018

Real Industry, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Park East Drive, Suite 300 Beachwood, OH 44122
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on November 17, 2017, Real Industry, Inc. (the “Company”), Real Alloy Intermediate Holding, LLC (“RAIH”), Real Alloy Holding, Inc. (“Real Alloy”) and certain of Real Alloy’s wholly-owned U.S. subsidiaries (collectively with RAIH and Real Alloy, the “Real Alloy Debtors,” and the Real Alloy Debtors with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being jointly administered under the caption “In re Real Industry, Inc., et al.”, Case No. 17-12464, in the Bankruptcy Court (the “Chapter 11 Proceedings”). The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions and orders of the Bankruptcy Code.

Item 7.01	Regulation FD Disclosure.

On March 2, 2018, the Company filed with the Bankruptcy Court a proposed Plan of Reorganization (as may be amended, modified or supplemented from time to time, the “Proposed Plan”) for the resolution of the outstanding claims against and interests in the Company pursuant to section 1121(a) of the Bankruptcy Code and a related proposed disclosure statement (as may be amended, modified or supplemented from time to time, the “Proposed Disclosure Statement”, and together with the Proposed Plan, the “Proposed Plan Documents”).

Copies of the filed Proposed Plan and related Proposed Disclosure Statement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and  are also available on the website administered by the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/realindustry, under docket numbers 527 and 528, and on a separate page titled “Plan and Disclosure Statement.” Information contained in the Proposed Plan Documents is subject to change, whether as a result of amendments to the Proposed Plan Documents, third-party actions, or otherwise. The Proposed Plan is subject to acceptance by certain of the Company’s preferred or common shareholders as set forth in the Proposed Plan (as required under the Bankruptcy Code) and confirmation by the Bankruptcy Court. There can be no assurances that the requisite acceptances to the Proposed Plan can be obtained, that the Bankruptcy Court will approve the Proposed Disclosure Statement or that the Bankruptcy Court will confirm the Proposed Plan.

Under the Bankruptcy Code, the Company may not solicit acceptances of the Proposed Plan until the Bankruptcy Court approves the Proposed Disclosure Statement as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the Company and the condition of the Company’s books and records, that would enable a hypothetical investor typical of the holders of interests in the Company to make an informed judgment about the Proposed Plan. The Bankruptcy Court has not yet approved the Proposed Disclosure Statement. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Proposed Plan.

Under the terms of the Proposed Plan, all shares of the Company’s common stock and Series B Non-Participating Preferred Stock (“Series B Stock”) would be cancelled upon effectiveness of the Proposed Plan, and (i) the holders of more than 100 shares of the Company’s common stock (Class 5 under the Proposed Plan) would receive their pro rata share of an aggregate 16% of the common shares of the reorganized Company (the “New Common Stock”), or their pro rata share of an aggregate of 20% of the New Common Stock if the holders of common stock so treated approve the Proposed Plan, (ii) the holders of 100 shares or less of the Company’s common stock (Class 6 under the Proposed Plan) would receive $0.24 per common share and no New Common Stock, and (iii) the holders of Series B Stock (Class 4 under the Proposed Plan) would receive their pro rata share of $2,000,000 cash plus their pro rata share of an aggregate 35% of the New Common Stock (or 31% of the New Common Stock if Class 5 approves the Proposed Plan). Holders of secured, priority, and unsecured claims would receive cash in full satisfaction of their allowed claims (Classes 1 – 3 of the Proposed Plan). As the warrants and options (Class 7 of the Proposed Plan)  to buy shares of the Company’s common stock have exercise prices significantly in excess of the price of the Company’s common stock, such securities will be cancelled and such holders will not receive or retain any distribution or other property on account of their securities.

Additionally, holders in Class 4 and Class 5 will share in the recovery, if any, in respect of the Company’s equity interest of the Real Alloy business, after any such recovery is used to pay any unpaid allowed claims and the $2,000,000 cash payment to Class 4. As previously reported, the Real Alloy business is being sold pursuant to section 363 of the Bankruptcy Code, and has selected a “stalking horse” bid (which remains subject to higher and better offers) from existing debtholders, who will credit bid a portion of their debt for such Real Alloy assets and certain subsidiaries.

Also as previously disclosed, on January 24, 2018, the Company, as borrower, entered into that certain Debtor-in-Possession Credit Agreement (the “Credit Agreement”) with 210/Rely Capital, L.P., an affiliate of 210 Capital, LLC (“DIP Agent”), and certain managed accounts of Private Credit Group of Goldman Sachs Asset Management, L.P. (with DIP Agent, the “DIP Lenders”).  As provided in the Credit Agreement, under the Proposed Plan, affiliates of the DIP Lenders will purchase 49% of the New Common Stock for $17,500,000, inclusive of the previously provided $5,500,000 in debtor-in-possession loans to the Company by the DIP Lenders.

The foregoing descriptions of the Proposed Plan and Proposed Disclosure Statement do not purport to be complete and are qualified in their entirety by reference to the Proposed Plan and Proposed Disclosure Statement filed as Exhibit 99.1 and Exhibit 99.2, respectively, hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

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Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in its securities during the pendency of the Chapter 11 Proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of such securities in the Chapter 11 Proceedings.

Additional Information on the Chapter 11 Proceedings

Court filings and other information related to the court-supervised proceedings are available at a website administered by the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/realindustry.  Additional information on Real Industry can be found at its website www.realindustryinc.com.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on our current expectations, estimates, and projections about the businesses and prospects of the Company, Real Alloy and their subsidiaries (“we” or “us”), as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements discuss, among other matters: our financial and operational results, as well as our expectations for future financial trends and performance of our business in future periods; our strategy; risks and uncertainties associated with Chapter 11 proceedings; the negative impacts on our businesses as a result of filing for and operating under Chapter 11 protection; the time, terms and ability to confirm a Chapter 11 plan of reorganization for our businesses; the adequacy of the capital resources of our businesses and the difficulty in forecasting the liquidity requirements of the operations of our businesses; the unpredictability of our financial results while in Chapter 11 proceedings; our ability to discharge claims in Chapter 11 proceedings; negotiations with the “stalking horse” bidder on a definitive agreement for the terms of purchase; receipts of other acquisition bids and negotiations with associated bidders; negotiations with the holders of Real Alloy’s senior secured notes, its asset-based facility lender, and its trade and other unsecured creditors; risks and uncertainties with performing under the terms of the Debtors’ debtor-in-possession (“DIP”) financing arrangements and any other arrangement with lenders or creditors while in Chapter 11 proceedings; the Debtors’ ability to operate our businesses within the terms of our respective DIP financing arrangements;  the forecasted uses of funds in the Debtors’ DIP budgets; negotiations with DIP lenders; the impact of Real Alloy’s Chief Restructuring Officer on its restructuring efforts and negotiations with creditors and other stakeholders in the Chapter 11 proceedings; our ability to retain employees, suppliers and customers as a result of Chapter 11 proceedings; the ability to pay any amounts under key employee incentive or retention plans adopted in connection with the Chapter 11 proceedings; Real Alloy’s ability to conduct business as usual in the United States and worldwide; Real Alloy’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from Real Alloy; our ability to continue to pay suppliers and vendors;  our ability to fund ongoing business operations through the applicable DIP financing arrangements; the use of the funds anticipated to be received in the DIP financing arrangements;  the ability to control costs during Chapter 11 proceedings; the risk that our Chapter 11 proceedings may be converted to cases under Chapter 7 of the Bankruptcy Code; the ability of the Company to preserve and utilize the NOLs following Chapter 11 proceedings; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s ability to execute on its strategic plan to evaluate and close potential M&A opportunities; our long-term outlook; our preparation for future market conditions; and any statements or assumptions underlying any of the foregoing. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Important factors that may cause such differences include, but are not limited to, the decisions of the bankruptcy court; negotiations with Real Alloy’s debtholders,  our creditors and any committee approved by the bankruptcy court;  negotiations with lenders on the definitive DIP financing, equity investment and post-emergence credit facility documents; the Company’s ability to meet the closing conditions of its DIP financing, equity investment or post-emergence credit facilities; the Debtors’ ability to meet the requirements, and compliance with the terms, including restrictive covenants, of their respective DIP financing arrangements and any other financial arrangement while in Chapter 11 proceedings; changes in our operational or cash needs from the assumptions underlying our DIP budgets and forecasts; changes in our cash needs as compared to our historical operations or our planned reductions in operating expense; adverse litigation; changes in domestic and international demand for recycled aluminum; the cyclical nature and general health of the aluminum industry and related industries; commodity and scrap price fluctuations and our ability to enter into effective commodity derivatives or arrangements to effectively manage our exposure to such commodity price fluctuations; inventory risks, commodity price risks, and energy risks associated with Real Alloy’s buy/sell business model; the impact of tariffs and trade regulations on our operations; the impact of the recently approved U.S. tax legislation and any other changes in U.S. or non-U.S. tax laws on our operations or the value of our NOLs; our ability to successfully identify, acquire and integrate additional companies and businesses that perform and meet expectations after completion of such acquisitions; our ability to achieve future profitability; our ability to control operating costs and other expenses; that general economic conditions may be worse than expected; that competition may increase significantly; changes in laws or government regulations or policies affecting our current business operations and/or our legacy businesses, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Real Industry, Inc.’s Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 10, 2017, August 8, 2017 and November 9, 2017 and Form 10-K filed with the SEC on March 13, 2017, and similar disclosures in subsequent reports filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(d) EXHIBITS.  The following exhibits are filed herewith:

Exhibit 99.1Real Industry, Inc. Proposed Plan of Reorganization, filed March 1, 2018.

Exhibit 99.2Real Industry, Inc. Proposed Disclosure Statement, filed March 1, 2018.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Real Industry, Inc. Proposed Plan of Reorganization, filed March 1, 2018.
99.2	Real Industry, Inc. Proposed Disclosure Statement, filed March 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

anuayr
REAL INDUSTRY, INC.

Date: March 2, 2018	By:	/s/ Kelly G. Howard
	Name:	Kelly G. Howard
	Title:	Executive Vice President and General Counsel